         PUTNAM HARTFORD CAPITAL MANAGER PLUS (SERIES II AND SERIES IIR)
                              SEPARATE ACCOUNT TEN
                         HARTFORD LIFE INSURANCE COMPANY

                               FILE NO. 333-101946



     SUPPLEMENT DATED NOVEMBER 12, 2004 TO THE PROSPECTUS DATED MAY 3, 2004

              SUPPLEMENT DATED NOVEMBER 12, 2004 TO YOUR PROSPECTUS

The following disclosure is added to the section entitled "The Hartford's Principal First Preferred - Investment Restrictions":

         "For Contracts issued in the state of Connecticut there are no investments restrictions."

The following disclosure is added to the sub-section entitled "Other Information" under the section entitled "The Hartford's Principal First and The Hartford's Principal First Preferred":

         "If you elect The Hartford's Principal First Preferred, and your Contract was issued in the state of Connecticut, our approval is required for any subsequent Premium Payments if the Premium Payments for all deferred variable annuity contracts issued by us or our affiliates to you equals or exceeds $100,000."

        THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE
                                   REFERENCE.

HV- 5101